UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

CCC Intelligent Solutions Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39447	98-1546280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 N. Green Street, 9th Floor
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 621-8070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCCS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2025, CCC Intelligent Solutions Holdings Inc. (the “Company”) appointed Barak Eilam as a Class I Director of the Board of Directors (the “Board”) of the Company, effective immediately.

Until December 2024, Mr. Eilam was CEO of NICE Ltd. (“NICE”), a global enterprise software company specializing in analytics and AI solutions, a position he held since 2014. Prior to becoming CEO of NICE, Mr. Eilam served in a variety of executive and other roles at NICE, which he joined in 1999. Mr. Eilam serves on the boards of directors of the following public companies: Payoneer Global Inc., a global financial technology company, since February 2025; FactSet Research Systems Inc., an S&P 500 company specializing in data and analytics for financial services companies, since December 2024; and Similarweb Ltd., a digital data and analytics firm, since September 2024. He also serves on the boards of directors of the following private companies: Cvent Inc., a meetings, events and hospitality technology provider, since January 2025; and HMH Education Company, a K-12 education company, since April 2023.

Mr. Eilam will be eligible to receive compensation for his service on the Board consistent with that provided by the Company to other independent, non-employee directors, which is described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025, as adjusted by the Board of Directors from time to time.

In connection with his appointment to the Board, the Board determined that Mr. Eilam is independent pursuant to the required standards set forth in Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and pursuant to the definition of independence under Nasdaq Listing Rule 5605(a)(2).

Mr. Eilam has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was appointed as a director of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Eilam that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On July 14, 2025, the Company issued a press release announcing the appointment of Mr. Eilam to the Board, a copy of which is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated July 14, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC INTELLIGENT SOLUTIONS HOLDINGS INC.

Date:	July 14, 2025	By:	/s/ Brian Herb
		Name: Title:	Brian Herb Executive Vice President, Chief Financial and Administrative Officer